UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 12, 2004

NitroMed, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50439	22-3159793
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

12 Oak Park Drive Bedford, MA		01730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 685-9700

(Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

On January 12, 2004, Michael D. Loberg, Ph.D., President and Chief Executive Officer of NitroMed, Inc. (“NitroMed”) will conduct a presentation at the JP Morgan Healthcare Conference (the “Presentation”) that includes information related to NitroMed’s 2003 and 2004 year-end financial targets as well as other information regarding NitroMed’s expectations concerning future plans, prospects and developments.  A copy of the slide presentation, dated January 12, 2004, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 12.  Results of Operations and Financial Condition

The Presentation includes information related to NitroMed’s 2003 year-end financial targets on a slide entitled “Financial Guidance.”  A copy of the entire slide presentation, including the slide entitled “Financial Guidance,” is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 12, 2004	NITROMED, INC.

		By:	/s/ Joseph Grimm
		Name:	Joseph Grimm
		Title:	Senior Vice President, Business Development and Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation of NitroMed, Inc., dated January 12, 2004, to the JP Morgan Healthcare Conference